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                                                                   EXHIBIT 10.18

                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT

                                                     DATED AS OF AUGUST 19, 2004

            AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "AMENDMENT") among Boca Resorts Hotel Corporation, a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "LENDERS") and Deutsche Bank Trust Company Americas, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

            PRELIMINARY STATEMENTS:

            (1) The Borrower, Boca Resorts, Inc., the Subsidiary Guarantors (as defined therein), the Administrative Agent and Deutsche Bank Trust Company Americas, as the Initial Lender, have entered into a Credit Agreement dated as of July 22, 2004 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth below.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

            (a) The cover page is amended by inserting the following immediately after the words "THE INITIAL LENDERS NAMED HEREIN,":

      "BANK OF AMERICA, N.A. and THE BANK OF NOVA SCOTIA, NEW YORK AGENCY,

                            as CO-SYNDICATION AGENTS,

      COMERICA BANK, KEYBANK NATIONAL ASSOCIATION and WACHOVIA BANK, N.A.,

                           as CO-DOCUMENTATION AGENTS,

                         THE ROYAL BANK OF SCOTLAND PLC,

                           as SENIOR MANAGING AGENT,"

            (b) The preamble is amended by inserting the following immediately after the words "the Lenders (as defined herein),":

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            "BANK OF AMERICA, N.A. and THE BANK OF NOVA SCOTIA, NEW YORK AGENCY,
            as co-syndication agents, COMERICA BANK, KEYBANK NATIONAL
            ASSOCIATION and WACHOVIA BANK, N.A., as co-documentation agents, THE ROYAL BANK OF SCOTLAND PLC, as senior managing agent,"

            (c) Section 1.01 is amended as follows:

                  (i) By deleting the references to "Section 2.02(e)" in the definitions of "Defaulted Advance" and "Defaulted Amount" and inserting references to "Section 2.02(d)" in replacement therefor.

                  (ii) By inserting the words "or an Approved Fund" immediately after the words "an Affiliate of a Lender" in clause (iii)(A) of the definition of "Eligible Assignee."

            (d) Section 2.08 is amended by deleting subsection (a) thereof in its entirety and inserting the following new subsection (a) in replacement therefor:

                  "(a) Unused Commitment Fee. The Borrower shall pay to the
            Administrative Agent for the account of the Lenders an unused commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, in each case until the Termination Date, payable in arrears monthly on the last day of each month, commencing July 31, 2004, and on the Termination Date in respect of the Revolving Credit Facility, at the rate of 0.40% per annum, if the average daily Unused Revolving Credit Commitment for such period exceeds 50% of the Revolving Credit Facility at the date of determination, and at a rate of 0.30% per annum, in all other cases, in each case on the average daily Unused Revolving Credit Commitment of each Appropriate Lender during such month; provided, however, that any unused commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such unused commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no unused commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender."

            (e) Section 7.02 is amended by adding the parenthetical "(except by the Administrative Agent itself)" immediately after the words "due execution" where they appear in subsection (e) thereof.

            (f) Section 9.01 is amended by deleting clause (ii) of subsection
(c) thereof in its entirety and inserting the following in replacement therefor:

                  "(ii) reduce the principal of, or stated rate of interest on, the Notes held by such Lender or reduce the principal, or stated rate of interest thereon, of any other amounts or fees stated to be payable hereunder to such Lender; or"

            (g) Section 9.04 is amended by inserting "trustees," immediately after the comma following the word "employees" where it appears in clause (i) of subsection (b) thereof.

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            (h) Section 9.07 is amended by deleting clause (iv) of subsection
(a) thereof in its entirety and inserting the following in replacement therefor:

                  "(iv) no such assignments shall be permitted without the
            consent of the Administrative Agent, which consent shall not be unreasonably withheld, until the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, and, except in the case of an assignment to an Affiliate of a Lender or an Approved Fund, the consent of the Borrower (unless an Event of Default shall have occurred and be continuing),which consent shall not be unreasonably withheld."

            (i) Section 9.07 is further amended by inserting the following proviso at the end of subsection (f) thereof:

                  "provided, that in the case of contemporaneous assignments under Section 9.07(a) and this Section 9.07(f), only one such fee shall be payable."

            (j) The Credit Agreement is further amended by deleting Schedule I to the Credit Agreement and replacing it with a new Schedule I in the form attached as Schedule I hereto, effective as of the date hereof.

            SECTION 2. Additional Lenders. (a) Effective as of the date hereof, each of Bank of America, N.A., The Bank of Nova Scotia, New York Agency, Comerica Bank, KeyBank National Association, Wachovia Bank, N.A. and The Royal Bank of Scotland plc (each, an "ADDITIONAL LENDER") shall each be joined as a Lender Party to the Credit Agreement and shall be deemed to have made a Revolving Credit Commitment and a Term Commitment, as applicable, in the amounts set forth opposite their respective names on Schedule I hereto, and each of the Administrative Agent, the Borrower, Boca Resorts, Inc. and the Subsidiary Guarantors hereby consents to such joinder.

            (b) On the date hereof, each Additional Lender, without executing an Assignment and Acceptance, shall be deemed to have automatically purchased and assumed, and the Initial Lender shall be deemed to have automatically sold and assigned (without recourse except as to the representations and warranties made by it herein), an interest in the Initial Lender's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest set forth opposite such Additional Lender's name on Schedule I hereto of all outstanding rights and obligations under the Credit Agreement Facility or Facilities specified on Schedule I hereto. After giving effect to such assignments, each Revolving Credit Lender shall have its respective Pro Rata Share determined with reference to the Revolving Credit Commitment amounts of the Revolving Credit Lenders set forth on Schedule I hereto. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the Obligations purchased and without recourse, representation or warranty, except as set forth herein. The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the date hereof. Each Additional Lender required to make a payment shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 Noon (New York time) on the date hereof. The Administrative Agent shall distribute on the date hereof the proceeds of such amounts to the Initial Lender.

            (c) The Initial Lender (i) represents and warrants that its name set forth on Schedule I hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements,

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warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iv) attaches the Revolving Credit Note held by the Initial Lender and requests that the Administrative
Agent exchange such Revolving Credit Note for new Revolving Credit Notes payable to the order of (A) each Additional Lender in an amount equal to the Revolving Credit Commitment assumed by such Additional Lender pursuant hereto and (B) the Initial Lender in an amount equal to the Revolving Credit Commitment retained by the Initial Lender under the Credit Agreement, respectively, as specified on
Schedule I hereto; and (v) attaches the Term Note held by the Initial Lender and requests that the Administrative Agent exchange such Term Note for new Term
Notes payable to the order of (A) each Additional Lender in an amount equal to the Term Commitment assumed by such Additional Lender pursuant hereto and (B) the Initial Lender in an amount equal to the Term Commitment retained by the Initial Lender under the Credit Agreement, respectively, as specified on
Schedule I hereto.

            (d) Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender Party; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Initial Lender or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule I hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement.

            (e) As of the Amendment No. 1 Effective Date, (i) each Additional Lender shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender Party thereunder and
(ii) the Initial Lender shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Amendment No. 1 Effective Date).

            (f) From and after the Amendment No. 1 Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to each Additional Lender, as appropriate. Each Additional Lender and the Initial Lender shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Amendment No. 1 Effective Date directly between themselves.

            SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the "AMENDMENT NO. 1 EFFECTIVE DATE") on which, (a) the

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Administrative Agent shall have received (x) counterparts of this Amendment executed by the Borrower and the Initial Lender, and (y) counterparts of the Consent appended hereto (the "CONSENT"), executed by each Guarantor, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), and (b) the Administrative Agent shall have received all fees due and payable in connection with this Amendment No. 1 and payment of all accrued fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

            SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BOCA RESORTS HOTEL CORPORATION

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       as Administrative Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

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                               ADDITIONAL LENDERS

                                   BANK OF AMERICA, N.A., as Co-Syndication
                                       Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as
                                       Co-Syndication Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

                                   COMERICA BANK, as Co-Documentation Agent and
                                       as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

                                   KEYBANK NATIONAL ASSOCIATON, as
                                       Co-Documentation Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

                                   WACHOVIA BANK, N.A., as Co-Documentation
                                       Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

                                   THE ROYAL BANK OF SCOTLAND PLC, as Senior
                                       Managing Agent and as a Lender

                                   By __________________________________________
                                      Name:
                                      Title:

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                                     CONSENT

                                               Dated as of August 19, 2004

            Each of the undersigned, as Guarantors under the Credit Agreement dated as of July 22, 2004 (the "GUARANTY") in favor of the Administrative Agent and the Lenders party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that
(a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

                                           BOCA RESORTS, INC.

                                           By __________________________________
                                              Name: Wayne Moor
                                              Title: Senior Vice President

                                           RAHN PIER, INC.

                                           By __________________________________
                                              Name: Wayne Moor
                                              Title: Vice President

                                           RAHN BAHIA, INC.

                                           By __________________________________
                                              Name: Wayne Moor
                                              Title: Vice President

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                                   P66, LLC
                                   By: Rahn Pier, Inc., its sole member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   RAHN BAHIA, LLC
                                   By: Rahn Bahia, Inc., its sole member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   2301 SE 17TH ST., LTD.
                                   By: P66, LLC, its sole general partner
                                   By: Rahn Pier, Inc., its sole member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   RAHN BAHIA MAR, LTD.
                                   By: Rahn Bahia, LLC, its sole general partner
                                   By: Rahn Bahia, Inc., its sole member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   FPH/RHI MERGER CORP., INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

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                                   PANTHERS EDGEWATER RESORT, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PELICAN HILL, LLC
                                   By: FPH/RHI Merger Corp., Inc., its sole
                                       member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PER, L.L.C.
                                   By: Panthers Edgewater Resort, Inc., its sole
                                       member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   LEHILL PARTNERS, L.P.
                                   By: Pelican Hill, LLC, its sole general
                                       partner
                                   By: FPH/RHI Merger Corp., Inc., its sole
                                       member

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PANTHERS RPN LIMITED
                                   By: Panthers Edgewater Resort, Inc., its sole
                                       general partner

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PANTHERS BOCA GENERAL PARTNER, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

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                                   PANTHERS BOCA LIMITED PARTNER, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PANTHERS BRGP CORPORATION

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PANTHERS BRLP CORPORATION

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   PANTHERS BRHC LIMITED
                                   By: Panthers BRGP Corporation, a general
                                       partner

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

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                                   BOCA RATON RESORT AND CLUB, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   BOCA RATON CATERERS, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   BOCA BY DESIGN, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   FLORIDA HOSPITALITY SERVICES, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President

                                   MIZNER CENTER, INC.

                                   By __________________________________________
                                      Name: Wayne Moor
                                      Title: Vice President